UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 12, 2021

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street 8th Floor
New York, New York, 10011
(Address of principal executive offices, including zip code)

(516) 268-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NFE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 12, 2021 (the “Issue Date”), New Fortress Energy Inc. (the “Company”) closed its previously announced private offering of $1,500,000,000 aggregate principal amount of 6.500% senior secured notes due 2026 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of April 12, 2021 (the “Indenture”), by and among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and as notes collateral agent.

As of the Issue Date, the Notes will be guaranteed, jointly and severally, subject to certain exceptions and thresholds, by each domestic subsidiary and foreign subsidiary that is a wholly-owned restricted subsidiary of the Company, other than (as defined in the Indenture) (i) any Qualified Liquefaction Development Entities, (ii) any Receivables Subsidiaries, (iii) any Immaterial Subsidiaries, (iv) any Captive Insurance Subsidiaries, (v) any not-for-profit or special purpose Subsidiaries and (vi) any Subsidiary with respect to which a guarantee would result in material adverse tax consequences, as reasonably determined by the Company (the “guarantors”).  The Notes and the guarantees thereof will be senior secured obligations of the Company and the guarantors, secured on a first-priority basis by liens on the Collateral (as defined in the Indenture), subject to permitted liens and certain other exceptions.

The Notes will bear interest at a rate of 6.500% per annum, payable semi-annually in arrears on March 31 and September 30 of each year, commencing on September 30, 2021, to persons who are registered holders of the Notes on the immediately preceding March 15 and September 15, respectively.

The Indenture limits the ability of the Company and its restricted subsidiaries to, among other things, incur additional indebtedness or issue certain preferred shares, incur liens that secure indebtedness, make restricted payments, create dividend restrictions and other payment restrictions that affect the Company’s restricted subsidiaries, sell or transfer certain assets, engage in certain transactions with affiliates and merge or consolidate or transfer all or substantially all of the Company’s assets, in each case subject to certain exceptions and qualifications set forth in the Indenture.

In the event of a Change of Control (as defined in the Indenture), each holder of the Notes will have the right to require the Company to repurchase all or any part of that holder’s Notes at a purchase price equal to 101% of the principal amount of the Notes repurchased thereof, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of such repurchase.

The Notes will mature on September 30, 2026. Prior to March 31, 2023, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, plus a “make-whole” premium, as described in the Indenture. On or after March 31, 2023, the Company may redeem some or all of the Notes at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, prior to March 31, 2023, the Company may redeem up to 40.0% of the aggregate principal amount of the Notes at a redemption price equal to 106.500% of the principal amount thereof, in an aggregate amount equal to or less than the amount of net cash proceeds from certain equity offerings, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in respect of the Notes, acceleration of certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable, failure to perfect certain collateral securing the Notes and certain events of bankruptcy or insolvency.

The security interest of the secured parties under the Notes in the collateral will rank pari passu with the security interest of the holders of the Company’s existing 6.750% Senior Secured Notes due 2025 in the collateral, and an equal priority intercreditor agreement will govern the treatment of such equal priority collateral.

The foregoing description of the Indenture, the Notes and the related pledge and security agreement (the “Pledge and Security Agreement”) does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture and the Pledge and Security Agreement, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2 respectively, and incorporated herein by reference.

The Notes and the guarantees thereof have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As previously disclosed, the Company intends to use the net proceeds from the sale of the Notes to fund the cash consideration for its previously announced acquisition of Golar LNG Partners L.P. and pay related fees and expenses. The Company intends to use any remaining proceeds from this offering for general corporate purposes, including making investments in developing projects.

The Notes will be subject to a special mandatory redemption. If the acquisition is not consummated on or prior to October 13, 2021, the Notes will be redeemed at a price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest on the principal amount of the Notes to, but not including, the special mandatory redemption date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number.	Description
4.1
Indenture, dated April 12, 2021, by and among New Fortress Energy, Inc., the subsidiary guarantors from time to time party thereto, and U.S. Bank National Association, as trustee and as notes collateral agent.

4.2
Pledge and Security Agreement, dated April 12, 2021, by and among New Fortress Energy Inc., the subsidiary guarantors, from time to time party thereto, and U.S. Bank National Association, as notes collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Language Regarding Forward-Looking Statements

This communication contains forward-looking statements, including but not limited to statements regarding the Company’s anticipated use of the net proceeds from the offering. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors.

All forward-looking statements speak only as of the date on which it is made. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in our annual, quarterly and other reports we file with the SEC. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, projections or achievements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FORTRESS ENERGY INC.
Date: April 12, 2021	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer